Exhibit 32

                           SECTION 1350 CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (Subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States
                                      Code)


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Rogers Corporation, a Massachusetts corporation (the "Corporation"), does hereby certify that:

The Quarterly Report on Form 10-Q for the fiscal quarter ended October 2, 2005 (the "Form 10-Q") of the Corporation fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Corporation.


          /s/ Robert D. Wachob
          --------------------
         Robert D. Wachob
         President and Chief Executive Officer
         November 4, 2005

          /s/ Paul B. Middleton
          ---------------------
         Paul B. Middleton
         Acting Chief Financial Officer and Corporate Controller
         November 4, 2005



A signed original of this written statement required by Section 906 has been provided to Rogers Corporation and will be retained by Rogers Corporation and furnished to the Securities and Exchange Commission or its staff upon request.